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                                                                    EXHIBIT 10.1

                                INTERVIDEO, INC.

                             1998 STOCK OPTION PLAN
                             ----------------------

                           Amended as of October, 2000

     1.  Purposes of this Plan. The purposes of this 1998 Stock Option Plan are
         ---------------------
to attract and retain the best available personnel, to provide additional incentive to the Employees of the Company and its Subsidiaries, to promote the success of the Company's business and to enable the Employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company.

     Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written stock option agreement.

     2.  Definitions. As used herein, the following definitions shall apply:
         -----------

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of the 1986, as amended.

         (c) "Common Stock" shall mean the Common Stock of the Company, without par value.

         (d) "Company" shall mean InterVideo, Inc. a California corporation.

         (e) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4 of this Plan, if one is appointed.

         (f) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment or service as an Employee by or to the Company or any Parent or Subsidiary of the Company which now exists or is hereafter organized or acquired by or acquires the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or in the event of transfers between locations of the Company or between the Company, its Parent, any of its Subsidiaries or its successors.

         (g) "Employee" shall mean any person, including officers and directors, employed by the Company, its Parent, any of its Subsidiaries or its successors; or, for purposes of eligibility for Nonstatutory Stock Options, any person employed by the Company, including officers and directors, or any consultant to, or director of, the Company, or any Parent or Subsidiary of the Company, whether or not such consultant or director is an employee of such entities.

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor legislation.

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         (i) "Non Employee Director" shall mean a director who is a "Non
Employee Director", as such term is defined under Rule 16b 3(b)3(i) promulgated pursuant to the Exchange Act and any applicable releases and opinions or the Securities and Exchange Commisions.

         (j) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (k) "Nonstatutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

         (l) "Option" shall mean a stock option granted pursuant to this Plan.

         (m) "Option Agreement" shall mean a written agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, evidencing an Option.

         (n) "Optioned Stock" shall mean the Common Stock subject to an Option.

         (o) "Optionee" shall mean an Employee who is granted an Option.

         (p) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Sections 424(e) and (g) of the Code.

         (q) "Plan" shall mean this 1998 Stock Option Plan.

         (r) "Registration Date" shall mean the effective date of the first registration statement which is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company's securities.

         (s) "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor legislation.

         (t) "Share" or "Shares" shall mean the Common Stock, as adjusted in accordance with Section 11 of this Plan.

         (u) "Stock Purchase Agreement" shall mean an agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which is to be executed as a condition of purchasing Optioned Stock upon exercise of an Option.

         (v) "Subsidiary" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

     3.  Stock Subject to this Plan. Subject to the provisions of Section 11 of
         --------------------------
this Plan, the maximum aggregate number of Shares which may be optioned and sold under this Plan is Ten Million (10,000,000) Shares. The Shares may be authorized, but unissued or reacquired

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Shares other than reacquired shares delivered pursuant to Section 7(c)(iv)
hereof as payment of consideration in the exercise of an option.

     If (a) an Option should expire or become unexercisable for any reason without having been exercised in full or (b) if the Company repurchases Shares from the Optionee pursuant to the terms of a Stock Purchase Agreement (provided that the Optionee did not receive benefits of ownership, such as dividends, which would destroy the exemption from the provisions of Section 16(b) of the Exchange Act provided by Rule 16b-3 promulgated pursuant to the Exchange Act), the unpurchased Shares or repurchased Shares, respectively, which were subject thereto shall, unless this Plan shall have been terminated, return to this Plan and become available for other Options under this Plan.

     The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, and is not an investment company registered or required to be registered under the Investment Company Act of 1940, as amended, all offers and sales of Options and Common Stock issuable upon exercise of any Option shall be exempt from registration under the provisions of Section 5 of the Securities Act, and this Plan shall be administered in such a manner so as to preserve such exemption. The Company intends for this Plan to constitute a written compensatory benefit plan within the meaning of Rule 701(b) of 17 CFR Section 230.701 ("Rule 701") promulgated by the Securities and Exchange Commission pursuant to the Securities Act. Unless otherwise designated by the Committee at the time an Option is granted, all options granted under this Plan by the Company, and the issuance of any Shares upon exercise thereof, are intended to be granted in reliance on Rule 701.

     4.  Administration of this Plan.
         ---------------------------

         (a) Procedure. This Plan shall be administered by the Board. The Board
             ---------
may appoint a Committee consisting of two (2) or more members of the Board (or such greater number as is required to qualify for the exemption from the provisions of Section 16(b) of the Exchange Act provided by Rule 16b-3 promulgated pursuant to the Exchange Act) to administer this Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members of the Board thereto, remove members (with or without cause) and appoint new members of the Board in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer this Plan. Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of this Plan or the grant of Options pursuant to this Plan, except that no such member shall act upon the granting of an Option to such person nor shall any such members presence at a meeting of the Board of Directors establish the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him.

         (b) Procedure After Registration Date. Notwithstanding the provisions
             ---------------------------------
of Section 4(a) above, after the Registration Date this Plan shall be administered either by: (i) the full Board, provided that at all times each member of the Board is a Non-Employee Director; or

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(ii) a Committee which at all times consists solely of Board members who are Non
Employee Directors. After the Registration Date, the Board shall take all action necessary to administer this Plan in accordance with the then-effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to this Plan required for compliance with such provisions shall be made in accordance with Section 13 of this Plan.

         (c) Powers of the Board and/or Committee. Subject to the provisions of
             ------------------------------------
this Plan, the Committee or the Board, as appropriate, shall have the authority, in its discretion: (i) to grant Incentive Stock Options and Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 7 of this Plan, the fair market value per Share; (iii) to determine the exercise price of the Options, which exercise price and type of consideration shall be determined in accordance with Section 7 of this Plan;
(iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to this Plan; (vi) to determine the terms and provisions of each Option Agreement and each Stock Purchase Agreement (each of which need not be identical with the terms of other Option Agreements and Stock Purchase Agreements) and, with the consent of the holder thereof, to modify or amend each Option Agreement and Stock Purchase Agreement; (vii) to determine whether a stock repurchase agreement or other agreement will be required to be executed by any Employee as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement;
(viii) to interpret this Plan, the Option Agreements, the Stock Purchase Agreements or any agreement entered into with respect to the grant or exercise of Options; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and (x) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of this Plan.

         (d) Effect of the Board's or Committee's Decision. All decisions,
             ---------------------------------------------
determinations and interpretations of the Board or the Committee shall be final and binding on all Optionees and any other holders of Options.

     5.  Eligibility.  Options may be granted only to Employees.  An Employee
         -----------
who has been granted an Option may, if such Employee is otherwise eligible, be granted additional Options.

     6.  Term of Plan. This Plan shall become effective upon the earlier to
         ------------
occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company's capital stock entitled to vote on the adoption of this Plan. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated in accordance with the terms and provisions of this Plan.

     7.  Option Price and Consideration.
         ------------------------------

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         (a) Exercise Price. The exercise price per Share for the Shares to be
             --------------
issued pursuant to the exercise of an Option shall be such price as is determined by the Board; provided, however, that such price shall in no event be
                         --------  -------
less than eighty-five percent (85%) with respect to Nonstatutory Stock Options, and one hundred percent (100%) with respect to Incentive Stock Options, of the fair market value per Share on the date of grant. In the case of an Option granted to an Employee who, at the time the Option is granted, owns stock (as determined under Section 424(d) of the Code) constituting more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, the exercise price per Share shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of grant.

         (b) Fair Market Value. The fair market value per Share on the date of
             -----------------
grant shall be determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common
       --------  -------
Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant, as reported in The
                                                                          ---
Wall Street Journal (or, if not so reported, as otherwise reported by the
-------------------
National Association of Securities Dealers Automated Quotations ("NASDAQ") System), or, in the event the Common Stock is listed on a stock exchange or on the NASDAQ System, the fair market value per Share shall be the closing price on the exchange or on the NASDAQ System as of the date of grant of the Option, as reported in The Wall Street Journal.
            -----------------------

         (c) Payment of Consideration. The consideration to be paid for the
             ------------------------
Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory notes, Shares held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes which have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment. Subject to subparagraphs (i) through
(iv) hereto, utilization of Shares as the method of payment may be completed by either (a) the tender of Shares then held by the Optionee, or (b) the withholding of Shares which would otherwise be issued pursuant to an Option pursuant to broker-dealer sale and remittance procedure described in subparagraph (iii) hereto. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration is deemed to be such as may be reasonably expected to benefit the Company.

             (i) If the consideration for the exercise of an Option is a promissory note, it shall be a full recourse promissory note executed by the Optionee, bearing interest at a rate which shall be sufficient to preclude the imputation of interest under the applicable provisions of the Code. Until such time as the promissory note has been paid in full, the Company may retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

             (ii) If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the Shares used to effect the purchase, including, without limitation, representations and warranties that the Optionee has

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good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The value of the Shares used to effect the purchase shall be the fair market value of those Shares as determined by the Board in its sole discretion, exercised in good faith.

               (iii) If the consideration for the exercise of an Option is to be paid through a broker-dealer sale and remittance procedure, the Optionee shall provide (1) irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and to remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (2) written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

               (iv) If an Optionee is permitted to exercise an Option by delivering shares of the Company's Common Stock, the option agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by: (1) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the option price; and/or (2) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the option price. Shares of the Company's Common Stock so delivered or withheld shall be valued at their fair market value on the date of exercise of the Option, as determined by the Committee and/or the Board, as appropriate. Any balance of the exercise price shall be paid in cash or by check or a promissory note, each in accordance with the terms of this Section 7. Any Shares delivered or withheld in accordance with this provision shall again become available for purposes of this Plan and for Options subsequently granted thereunder to the extent permissible pursuant to
Section 3 of this Plan.

     8.   Options.
          -------

          (a) Terms and Provisions of Options. As provided in Section 4 of this
              -------------------------------
Plan and subject to any limitations specified herein, the Board and/or Committee shall have the authority to determine the terms and provisions of any Option granted under this Plan or any agreement required to be executed in connection with the grant or exercise of an Option. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement. Options granted pursuant to this Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies authorizing the Company to issue such Options and Shares issuable upon exercise thereof.

          (b) Term of Option. The term of each Option may be up to ten (10)
              ---------------------
years from the date of grant thereof as determined by the Board upon the grant of the Option and specified in the Option Agreement, except that the term of an Option granted to an Employee

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who, at the time the Option is granted, owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

          (c)  Exercise of Option.
               ------------------

               (i)    Procedure for Exercise; Rights as a Shareholder. Any
                      -----------------------------------------------
Option shall be exercisable at such times, in such installments and under such conditions as may be determined by the Board and specified in the Option Agreement, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of this Plan.

          An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option, from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and, except when the broker-dealer sale and remittance procedure described in Section 7(c)(iii) hereto is used, full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by an executed Stock Purchase Agreement and any other agreements required by the terms of this Plan and/or the Option Agreement. Full payment may consist of such consideration and method of payment allowable under
Section 7 of this Plan. Until the Option is properly exercised in accordance with the terms of this paragraph, no right to vote or receive dividends or any other rights as a stockholder exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 11 of this Plan.

          As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares. No Option may be exercised unless this Plan has been duly approved by the shareholders of the Company in accordance with applicable law. Notwithstanding anything to the contrary herein, the terms of a Stock Purchase Agreement required to be executed and delivered in connection with the exercise of an Option may require the certificate or certificates representing the Shares purchased upon exercise of an Option to be delivered and deposited with the Company as security for the Optionee's faithful performance of the terms of his Stock Purchase Agreement.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (ii)   Termination of Status as an Employee. If an Optionee
                      ------------------------------------
ceases to serve as an Employee for any reason other than death or disability and thereby terminates his Continuous Status as an Employee, such Optionee shall have the right to exercise the Option at any time within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board at the time of granting the Option), following the date such Optionee ceases his Continuous Status as an Employee of the Company to the extent that such Optionee was entitled to exercise the Option at the date of such termination; provided, however, that no Option shall be exercisable after the
             --------  -------
expiration of the term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise the Option at the date of such termination, or if such Optionee does not exercise such Option (which such Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

               (iii)  Death or Disability of Optionee. If an Optionee ceases to
                      -------------------------------
serve as an Employee due to death or disability and thereby terminates his Continuous Status as an Employee, the Option may be exercised at any time within six (6) months following the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise the Option at the date of his termination of employment by death or disability; provided, however, that no Option shall be
                                   --------  -------
exercisable after the expiration of the Option term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise such Option at the date of his termination of employment by death or disability or if such Option is not exercised (to the extent it could be exercised) within the time specified herein, the Option shall terminate.

               (iv)   Extension of Time to Exercise. Notwithstanding anything to
                      -----------------------------
the contrary in this Section 8, the Board may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his Nonstatutory Stock Option following the date the Optionee ceases such Optionee's Continuous Status as an Employee; provided, however, that (1) the maximum period
                                  --------  -------
of time during which a Nonstatutory Stock Option shall be exercisable following such termination date shall not exceed an aggregate of six (6) months, (2) the Nonstatutory Stock Option shall not become exercisable after the expiration of the term of such Option as set forth in the Option Agreement as a result of such extension, and (3) notwithstanding any extension of time during which the Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Board, shall only be exercisable to the extent to which the Optionee was entitled to exercise it on the date Optionee ceased Continuous Status as an Employee. To the extent that such Optionee was not entitled to exercise the Option at the date of such termination, or if such Optionee does not exercise an Option which Optionee was entitled to exercise within the time specified herein, the Option shall terminate.

     9.   Limit on Value of Optioned Stock. No Incentive Stock Option may be
          --------------------------------
granted to an Employee if, as a result of such grant, the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company, its Parents or its Subsidiaries, if any, exceeds One Hundred Thousand Dollars ($100,000).

     10.  Nontransferability of Options. Options granted under this Plan may not
          -----------------------------
be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee.

     11.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option or repurchase of shares from an Optionee upon termination of employment or service, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, combination or reclassification of the Common Stock, or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (other than stock bonuses to Employees, including, without limitation, officers and directors); provided, however, that the conversion of any
                         --------  -------
convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to this Plan or an Option.

          (b) In the event of the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding Shares are exchanged for or converted into cash or property or securities not of the Company, the Board may (i) make provision for the assumption of all outstanding Options by the successor corporation or a Parent or a Subsidiary thereof, or
(ii) declare that outstanding Options shall terminate as of a date fixed by the Board which is at least thirty (30) days after the notice thereof to the Optionee, unless such thirty (30) day period is waived by the Optionee. In the event of a dissolution or liquidation of the Company or the sale of all or substantially all of the assets of the Company, the Company's outstanding Options shall terminate as to an Optionee upon termination of Continuous Status as an Employee.

          (c) No fractional shares of Common Stock shall be issuable on account of any action described in this Section, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

     12.  Time of Granting Options. The date of grant of an Option shall be the
          ------------------------
date on which the Board makes the determination granting such Option; provided,
                                                                      --------
however, that if the Board determines that such grant shall be as of some future
-------
date, the date of grant shall be such future date. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of this Plan.
          --------------------------------------

          (a)  Amendment and Termination. The Board may amend or terminate this
               -------------------------
Plan from time to time in such respects as the Board may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of the Code, except that, without approval of the holders of a majority of the outstanding shares of the Company's capital stock, no such revision or amendment shall:

               (i) Increase the number of Shares subject to this Plan, other than in connection with an adjustment under Section 11 of this Plan;

               (ii) Materially change the designation of the class of Employees eligible to be granted Options;

               (iii) Remove the administration of this Plan from the Board (other than to the Committee);

               (iv) Materially increase the benefits accruing to participants under this Plan; or

               (v)    Extend the term of this Plan.

          (b)  Effect of Amendment or Termination. Except as otherwise provided
               ----------------------------------
in Section 11, any amendment or termination of this Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

     14.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall

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

comply with all relevant provisions of law, including, without limitation, the Securities Act as amended, the Exchange Act, applicable state securities laws, the rules and regulations promulgated thereunder, and the requirement of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and warranty to, the Company as may in the judgment of counsel to the Company be required under applicable law or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is appropriate under any of the aforementioned relevant provisions of law.

     15.  Reservation of Shares. The Company, during the term of this Plan, at
          ---------------------
all times shall reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

     The Company, during the term of this Plan, shall use diligent efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Stock Option and Stock Purchase Agreements. Options shall be evidenced
          ------------------------------------------
by written stock option agreements in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase Agreement (if required to be executed and delivered to the Company by an Optionee as a condition to the exercise of an Option) in such form or forms as the Board shall approve from time to time.

     17.  Shareholder Approval. Continuance of this Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company entitled to vote thereon. All Options granted prior to shareholder approval of this Plan are subject to such approval, and if such approval is not obtained within twelve (12) months before or after the date this Plan is adopted by the Board all such Options shall expire and shall be of no further force or effect.

     18.  Taxes, Fees, Expenses and Withholding of Taxes.
          ----------------------------------------------

          (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use diligent efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

          (b) The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal and state law.

          (c) The Board or the Committee may, in its discretion and upon such terms and conditions as it may deem appropriate (including the applicable safe-harbor provisions of SEC Rule 16b-3 and interpretations thereof by the staff of the Securities and Exchange Commission) provide any or all holders of outstanding option grants under this Plan with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such options, one or more of such shares with an aggregate fair market value equal to the designated percentage (any multiple of 5% specified by the optionee) of the Federal and State income taxes ("Taxes") incurred in connection with the acquisition of such Shares. In lieu of such direct withholding, one or more optionees may also be granted the right to deliver shares of Common Stock to the Company in satisfaction of such Taxes. The withheld or delivered shares shall be valued at the Fair Market Value on the applicable determination date for such Taxes or such other date required by the applicable safe-harbor provisions of SEC Rule 16b-3.

     19. Liability of Company. The Company, its Parent or any Subsidiary which
         --------------------
is in existence or hereafter comes into existence shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Options intended to be Incentive Stock Options granted hereunder do not qualify as incentive stock options within the meaning of Section 422 of the Code.

     20. Information to Optionee. The Company shall provide without charge at
         -----------------------
least annually to each Optionee during the period his Option is outstanding a balance sheet and income statement of the Company. In the event that the Company provides annual reports or periodic reports to its shareholders during the period in which an Optionee's Option is outstanding, the Company shall provide to each Optionee a copy of each such report.

     21. Notices. Any notice required or permitted hereunder shall be given in
         -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail, as first class, registered or certified mail, with postage and fees prepaid and addressed (i) if to the Company, at its principal place of business, attention: Secretary, or (ii) if to the Optionee at his address as set forth on the signature page of his Option Agreement, or at such other address as either party may from time to time designate in writing to other. It shall be the obligation of each Optionee and each transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his direct mailing address.

     22.  No Enlargement of Employee Rights. This Plan is purely voluntary on
          ---------------------------------
the part of the Company, and the continuance of this Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment or service of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ or service of the Company, its Parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee at any time with or without cause and with or without notice. No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Employee, and upon such grant such Employee shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

     23.  Legends on Certificates.
          -----------------------

          (a) Federal Law. Unless an appropriate registration statement is filed
              -----------
pursuant to the Securities Act as amended, with respect to the Options and Shares issuable under this Plan, each document or certificate representing such Options or Shares shall be endorsed thereon with a legend substantially as follows:

          "THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED
          FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b) California Legend. If required by the California Commissioner of
              -----------------
Corporations, each document or certificate representing the Options or Shares issuable under this Plan shall be endorsed thereon with a legend substantially as follows:

          "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON
          EXERCISE OF THIS OPTION, OR ANY INTEREST THEREIN, OR TO
          RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR
          WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

          (c) Additional Legends. Each document or certificate representing the
              ------------------
Options or Shares issuable under this Plan shall also contain legends as may be required under applicable blue sky laws or by any Stock Purchase Agreement or other agreement the execution of which is a condition to the exercise of an Option under this Plan.

     24.  Availability of Plan. A copy of this Plan shall be delivered to the
          --------------------
Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

     25.  Compliance with Exchange Act Rule 16b-3. With respect to persons
          ---------------------------------------
subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3, promulgated pursuant to the Exchange Act, or its successors. To the extent any provision of this Plan or action by the Board or any Committee fails so to comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board or any Committee.

     26.  Invalid Provisions. In the event that any provision of this Plan is
          ------------------
found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     27.  Applicable Law. This Plan shall be governed by and construed in
          --------------
accordance with the laws of the State of California.

                                INTERVIDEO, INC.

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------
                                 (Standard Form)

     InterVideo, Inc., a California corporation (the "Company") hereby grants to __________(the "Optionee") an option to purchase a total of____________ shares of Common Stock (the "Shares") of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company's 1998 Stock Option Plan, as amended (the "Plan") applicable to incentive stock options, which terms and provisions hereby are incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

     1.   Nature of the Option. This Option is intended to be an incentive stock
          --------------------
option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   Date of Grant; Term of Option. This Option is granted as of the grant
          -----------------------------
date set forth on the signature page of this Agreement, and it may not be exercised later than ten (10) years from such date.

     3.   Option Exercise Price. The exercise price for this Option is $2.00 per
          ---------------------
Share, which price is not less than one hundred percent (100%) of the fair market value thereof on the date this Option was granted (or not less than one hundred ten percent (110%) of the fair market value thereof on the date this Option was granted, if the Optionee owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries).

     4.   Exercise of Option. This Option shall be exercisable during its term
          ------------------
only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a)  Right to Exercise. This Option shall vest and be exercisable,
               -----------------
cumulatively, during its term as to one fourth (1/4) of the Shares at the end of the first full twelve months of Continuous Status as an Employee of the Company following the Vesting Commencement Date (as set forth on the signature page hereof) and thereafter as to 1/48 of the Shares at the end of each successive one-month period of Continuous Status as an Employee of the Company after such initial twelve month period until the Shares are fully vested.

          (b)  Method of Exercise. This Option shall be exercisable by written
               ------------------
notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and, at the Company's option, either (i) an executed investment representation statement acceptable to the Company (the "Investment Representation Statement") or (ii) an executed stock purchase agreement acceptable to the Company (the "Stock Purchase Agreement"). Payment of the purchase price shall be made by check or such other consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which this Option shall be exercised shall be registered in the name of Optionee and shall carry the legends set forth in the Plan, the Stock Purchase Agreement or the Investment Representation Statement, as applicable, and/or as required under applicable law.

          (c)  Restrictions on Exercise. This Option may not be exercised if the
               ------------------------
issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5.   Investment Representations. In connection with the acquisition of this
          --------------------------
Option, Optionee represents and warrants as follows:


          (a)  Investment Intent. Optionee is acquiring this Option, and upon
               -----------------
exercise of this Option, Optionee will be acquiring the Shares for investment for Optionee's own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

          (b)  Protection of Interests. Optionee, by reason of Optionee's
               -----------------------
business or financial experience, has the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.

     6.   Termination of Status as an Employee. If Optionee ceases to serve as
          ------------------------------------
an Employee for any reason other than death or disability and thereby terminates Optionee's Continuous Status as an Employee, Optionee shall have the right to exercise this Option at any time within thirty (30) days after the date of such termination to the extent that Optionee was entitled to exercise this Option at the date of such termination. If Optionee ceases to serve as an Employee due to death or disability, this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by Optionee, but in any case only to the extent Optionee was entitled to exercise this Option at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in paragraph 2 hereof.

     7.   Withholding Tax Liability. The Company reserves the right to withhold,
          -------------------------
in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option, and if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability. The Optionee agrees to notify the Company immediately in the event of any disqualifying disposition (within the meaning of Section 421(b) of the Code) of the Shares acquired upon exercise of an incentive stock option.

     8.   Nontransferability of Option. This Option may not be sold, pledged,
          ----------------------------
assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     9.   Continuation of Employment. Neither this Option or the Plan nor any
          --------------------------
Option granted thereunder shall confer upon any Optionee any right to continue in the employment of the Company, its Parent, Subsidiary or a successor corporation or limit in any respect the right of the Company or any such corporations to discharge the Optionee at any time, with or without cause and with or without notice.

     10.  Limitations on Transfer. In addition to any other limitation on
          -----------------------
transfer created by applicable securities laws, Optionee will not sell, transfer, assign, encumber or otherwise dispose of (including, without limitation by operation of law) any of Optionee's right, title or interest in and to all or any portion of the Shares except as provided in this Section:

          (a)  Right of First Refusal. In the event Optionee desires (or is
               ----------------------
required) to sell or transfer in any manner all or a portion of the Shares, the Optionee shall first offer such Shares for sale to the Company (or its assignee) at the same price, and upon the same terms (or reasonably similar terms) as those on which the Optionee is disposing of said Shares ("Right of First Refusal"). Optionee shall offer such Shares to the Company by delivering a written notice (the "Notice") to the Company stating (i) Optionee's bona fide intention to sell or otherwise transfer such Shares, (ii) the number of such Shares to be sold or otherwise transferred, (iii) the price for which Optionee proposes to sell such Shares and all additional terms and conditions, if any, of the sale or transfer and (iv) the name of the proposed buyer or transferee. Optionee shall attach to the Notice a copy of the written offer, if any, of the sale or transfer. In the event of a transfer not involving a sale of such Shares for a specific sum of money, or if, in the sole judgment of the Company's Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by the Optionee and Optionee's proposed transferee in a bona fide "arm's length transaction," the price of the Shares shall be determined by the Company's Board of Directors in the manner specified in Section 10(c) below.

          Within thirty (30) days after the Company's receipt of the Notice (the "Acceptance Period"), the Company (or its assignee) may elect to purchase all of the Shares (or, with the consent of the Optionee, a portion thereof) to which the Notice refers, at the price per share (or at the fair market value of such Shares determined pursuant to paragraph 10(c) hereof in the case of a transfer other than a bona fide arms-length transaction) and on the same terms and conditions (or terms and conditions as similar as reasonably possible) as set forth in the

Notice. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Optionee either orally or in writing during the Acceptance Period of its intention to purchase all of such Shares (or, with the consent of Optionee, a portion thereof) and either (i) set a date and location for the closing of the transaction on or prior to the last day of the Acceptance Period, or at such later date as the parties may otherwise agree, at which time the Company (or its assignee) shall tender payment for the Shares or (ii) include payment for the Shares with the Company's notice to Optionee, if in writing, or deliver it to Optionee under separate cover. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled or, in the case of payment by the Company by mail, such certificates shall be deemed to be canceled upon the date of such mailing of the Company's payment and, thereafter, shall be promptly returned by Optionee to the Company by certified or registered mail. Optionee hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. If the Company (or its assignee) does not elect to purchase the Shares to which the Notice refers, Optionee may sell or otherwise transfer the Shares to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price, provided that such sale or transfer is consummated within sixty (60) days from either (i) the lapse of the Acceptance Period or (ii) the date of the Company's notice, whether written or oral, advising Optionee that it does not intend to purchase the Shares hereunder, whichever occurs first in time and provided, further, that any such sale or transfer is in accordance with all of the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by the Optionee within said 60-day period, such Shares shall once again be subject to the Right of First Refusal herein provided.

          (b)  Involuntary Transfer. In the event of any transfer by operation
               --------------------
of law or other involuntary transfer (the "Involuntary Transfer"), of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the "Involuntary Transfer Option"). Upon such transfer, the Optionee and person acquiring the Shares shall promptly notify in writing the Secretary of the Company of such transfer. The Company (or its assignee) shall notify Optionee and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares. If the Company (or its assignee) elects to purchase said Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company (or its assignee) not later than thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares, or at such later date as the parties may otherwise agree. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be canceled. Optionee hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

          (c)  Determination of Price. With respect to Shares to be transferred
               ----------------------
pursuant to the Right of First Refusal where the price is not determined as a result of a bona fide arms-length transaction by the Optionee under paragraph 10(a) or the Involuntary Transfer Option, the price per share shall be a price set by the Board of Directors of the Company that will reflect the then current fair market value of the Shares, as determined by the Board of Directors in good faith after giving consideration to the factors set forth in Section 260.140.50 of Title 10 of the California Code of Regulations or, upon the request of the Optionee, by an independent appraiser acceptable to both the Company and the Optionee; provided, that the Optionee shall be required to bear one-half of the cost of such independent appraiser.

          (d)  Intra-family Transfers. Notwithstanding anything to the contrary
               ----------------------
contained herein, Optionee shall have the right, at any time and from time to time during Optionee's lifetime or upon Optionee's death, to transfer all or any portion of Optionee's Shares (the "Transferred Family Shares") to Optionee's spouse, any of Optionee's issue, ancestors or descendants, or a trust for the sole benefit of Optionee, Optionee's spouse, any of Optionee's issue, ancestors or descendants (any such individual or trust is hereinafter referred to as an "Intra-family Transferee"), provided that the Intra-family Transferee receiving the Transferred Family Shares executes a consent to be bound by the terms of this Agreement with respect to the Transferred Family Shares. The Transferred Family Shares shall be and remain subject to all of the terms and conditions of this Agreement as were applicable to such Shares immediately prior to their transfer pursuant to this Section 10(e); without limiting the foregoing, the obligations hereunder arising out of the possession or ownership of such Transferred Family Shares shall be binding upon the respective Intra-family Transferees. For purposes of exercising any rights under this Agreement, the Company's right to purchase the Shares of Optionee shall extend to any Shares owned by an Intra-family Transferee.

          (e)  Restriction on Alienation. Any sale, transfer, encumbrance, or
               -------------------------
other disposition or purported sale, transfer, encumbrance or disposition of any of the Shares by Optionee, whether voluntarily, by operation of law or otherwise, shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Optionee further authorizes the Company to refuse, or cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

          (f)  Assignment by Company. The Company's Right of First Refusal and
               ---------------------
Involuntary Transfer Option may be assigned in whole or in part to any shareholder or shareholders of the Company.

          (g)  Obligations Binding Upon Transferees. All transferees of Shares
               ------------------------------------
or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including the Company's Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

          (h)  Termination of Rights. The Right of First Refusal and Involuntary
               ---------------------
Transfer Option granted the Company by this paragraph 10 shall terminate at such time as a public market exists for the Company's Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a "public market" shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended), or the

Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal.

          (i)  Indebtedness. Any payment by the Company for purchase of shares
               ------------
from Optionee, may be made by cancellation of any indebtedness to Company from Optionee.

          (j)  Legends. All certificates representing any Shares of the Company
               -------
purchased upon exercise of the Options shall have endorsed thereon the following legends, or substantially similar legends, in addition to any legends required by state securities laws, unless in the opinion of counsel such legends are no longer necessary:

(1) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(2) THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING A RIGHT OF FIRST REFUSAL OF THE COMPANY, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (k)  Market Standoff Agreement. The Optionee, if requested by the
               -------------------------
Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

     11.  The Plan. This Option is subject to, and the Company and Optionee
          --------
agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive Optionee, without Optionee's consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by Optionee or the persons entitled to exercise this Option at the Company's principal office.

     12.  Entire Agreement; Amendment. This Agreement contains the entire
          ---------------------------
understanding between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous written or oral negotiations and agreements between them regarding the subject matter hereof. This Agreement may be amended only in writing signed by each of the parties hereto.

Grant Date: ____________

Vesting
Commencement Date: _____________

                                            INTERVIDEO, INC.

                                            By:    _____________________________

                                            Title: _____________________________

     Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

Date:  _______________                    ______________________________________
                                          Signature of Optionee

                                          ______________________________________
                                          Address

                                          ______________________________________
                                          City          State           Zip Code

     THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

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